The Commerce Funds

The Balanced Fund

(the “Fund”)

Institutional and Service Class Shares

Supplement dated August 27, 2002

to the Prospectuses dated March 1, 2002

The Board of Trustees of The Commerce Funds, upon the recommendation of Commerce Investment Advisors, Inc., has determined that it is in the best interests of the Balanced Fund and its shareholders to liquidate and terminate the Fund on October 31, 2002.

In preparation for the Fund’s liquidation, except as stated below, on and after September 3, 2002, the Fund will not accept orders for the purchase of Fund shares or exchanges into the Fund from other portfolios of The Commerce Funds or from Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio. Purchases through automatic investments, such as for 401(k) plans, and dividend reinvestment programs will be allowed to continue through October 28, 2002.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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